AGREEMENT TO FILE JOINTLY AND STATEMENT APPOINTING DESIGNATED FILER AND
                              AUTHORIZED SIGNATORY

        Each of the undersigned entities and individuals (collectively, the "Reporting Persons") hereby authorizes and designates Benchmark Capital Management Co. VII, L.L.C. or such other person or entity as is designated in writing by Steven M. Spurlock (the "Designated Filer") as the beneficial owner to prepare and file on behalf of such Reporting Person individually, or jointly together with the other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the "Act"), the Securities Exchange Act of 1934, as amended (together with the implementing regulations thereto, the "Exchange Act") or any other state or federal agency (collectively, the "Reports") with respect to the Reporting Person's ownership of, or transactions in, securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the "Companies").

        Each Reporting Person hereby further authorizes and designates Steven M. Spurlock (the "Authorized Signatory") to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

        The authority of the Designated Filer and the Authorized Signatory under this Document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person's ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person's responsibilities to comply with the Act or the Exchange Act.

December 11, 2014       BENCHMARK CAPITAL MANAGEMENT CO. VII, L.L.C.,
                        a Delaware Limited Liability Company


                        By:    /s/ Steven M. Spurlock
                             ---------------------------------------------------
                             Steven M. Spurlock, Managing Member


December 11, 2014       BENCHMARK CAPITAL PARTNERS VII, L.P.,
                        a Delaware Limited Partnership

                        By: Benchmark Capital Management Co. VII, L.L.C., a Delaware Limited Liability Company,
                             Its General Partner


                        By:    /s/ Steven M. Spurlock
                             ---------------------------------------------------
                             Steven M. Spurlock, Managing Member


December 11, 2014       BENCHMARK FOUNDERS' FUND VII, L.P.,
                        a Delaware Limited Partnership

                        By: Benchmark Capital Management Co. VII, L.L.C., a Delaware Limited Liability Company,
                             Its General Partner


                        By:    /s/ Steven M. Spurlock
                             ---------------------------------------------------
                             Steven M. Spurlock, Managing Member


December 11, 2014       BENCHMARK FOUNDERS' FUND VII-B, L.P.,
                        a Delaware Limited Partnership

                        By: Benchmark Capital Management Co. VII, L.L.C., a Delaware Limited Liability Company,
                             Its General Partner


                        By:    /s/ Steven M. Spurlock
                             ---------------------------------------------------
                             Steven M. Spurlock, Managing Member


December 11, 2014       By:   /s/ Bruce W. Dunlevie
                             ---------------------------------------------------
                             Bruce W. Dunlevie


December 11, 2014       By:    /s/ J. William Gurley
                             ---------------------------------------------------
                             J. William Gurley


December 11, 2014       By:    /s/ Kevin R. Harvey
                             ---------------------------------------------------
                             Kevin R. Harvey


December 11, 2014       By:    /s/ Mitchell H. Lasky
                             ---------------------------------------------------
                             Mitchell H. Lasky


December 11, 2014       By:    /s/ Peter H. Fenton
                             ---------------------------------------------------
                             Peter H. Fenton


December 11, 2014       By:    /s/ Matthew R. Cohler
                             ---------------------------------------------------
                             Matthew R. Cohler



AGREEMENT TO FILE JOINTLY AND STATEMENT APPOINTING DESIGNATED FILER AND
                              AUTHORIZED SIGNATORY

        Each of the undersigned entities and individuals (collectively, the "Reporting Persons") hereby authorizes and designates Benchmark Capital Management Co. VI, L.L.C. or such other person or entity as is designated in writing by Steven M. Spurlock (the "Designated Filer") as the beneficial owner to prepare and file on behalf of such Reporting Person individually, or jointly together with the other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the "Act"), the Securities Exchange Act of 1934, as amended (together with the implementing regulations thereto, the "Exchange Act") or any other state or federal agency (collectively, the "Reports") with respect to the Reporting Person's ownership of, or transactions in, securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the "Companies").

        Each Reporting Person hereby further authorizes and designates Steven M. Spurlock (the "Authorized Signatory") to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

        The authority of the Designated Filer and the Authorized Signatory under this Document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person's ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person's responsibilities to comply with the Act or the Exchange Act.

March 21, 2013          BENCHMARK CAPITAL MANAGEMENT CO. VI, L.L.C.,
                        a Delaware Limited Liability Company


                        By:     /s/ Steven M. Spurlock
                             ---------------------------------------------------
                             Steven M. Spurlock, Managing Member


March 21, 2013          BENCHMARK CAPITAL PARTNERS VI, L.P.,
                        a Delaware Limited Partnership

                        By: Benchmark Capital Management Co. VI, L.L.C., a Delaware Limited Liability Company,
                             Its General Partner


                        By:     /s/ Steven M. Spurlock
                             ---------------------------------------------------
                             Steven M. Spurlock, Managing Member


March 21, 2013          BENCHMARK FOUNDERS' FUND VI, L.P.,
                        a Delaware Limited Partnership

                        By: Benchmark Capital Management Co. VI, L.L.C., a Delaware Limited Liability Company,
                             Its General Partner


                        By:     /s/ Steven M. Spurlock
                             ---------------------------------------------------
                             Steven M. Spurlock, Managing Member


March 21, 2013          BENCHMARK FOUNDERS' FUND VI-B, L.P.,
                        a Delaware Limited Partnership

                        By: Benchmark Capital Management Co. VI, L.L.C., a Delaware Limited Liability Company,
                             Its General Partner


                        By:     /s/ Steven M. Spurlock
                             ---------------------------------------------------
                             Steven M. Spurlock, Managing Member


March 21, 2013          By:     /s/ Alexandre Balkanski
                             ---------------------------------------------------
                             Alexandre Balkanski


March 21, 2013          By:     /s/ Bruce W. Dunlevie
                             ---------------------------------------------------
                             Bruce W. Dunlevie


March 21, 2013          By:     /s/ J. William Gurley
                             ---------------------------------------------------
                             J. William Gurley


March 21, 2013          By:     /s/ Kevin R. Harvey
                             ---------------------------------------------------
                             Kevin R. Harvey


March 21, 2013          By:     /s/ Robert C. Kagle
                             ---------------------------------------------------
                             Robert C. Kagle


March 21, 2013          By:     /s/ Mitchell H. Lasky
                             ---------------------------------------------------
                             Mitchell H. Lasky


March 21, 2013          By:     /s/ Peter H. Fenton
                             ---------------------------------------------------
                             Peter H. Fenton


March 21, 2013          By:     /s/ Matthew R. Cohler
                             ---------------------------------------------------
                             Matthew R. Cohler